UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report – April 7, 2006

(Date of earliest event reported)

PENN NATIONAL GAMING, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification
Number)

825 Berkshire Blvd., Suite 200, Wyomissing Professional Center, Wyomissing, PA		19610
(Address of principal executive offices)		(Zip Code)

Area Code (610) 373-2400

(Registrant’s telephone number)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On April 7, 2006, PNGI Charles Town Gaming Limited Liability Company, a wholly owned subsidiary of Penn National Gaming, Inc. (the “Company”), entered into a collective bargaining agreement, effective as of January 1, 2006, with the West Virginia Union of Mutuel Clerks, Local 553, Service Employees International Union, AFL-CIO (the “Agreement”), which covers the mutuel clerks and jockey valets working at the Company’s Charles Town Entertainment Complex in Charles Town, West Virginia. The Agreement is effective until December 31, 2010 and provides for, among other things, seniority, increases in wages retroactive to July 1, 2005, health and welfare benefits, pension contributions and vacations. The Company is required to have an agreement with the mutuel clerks regarding the proceeds of the video lottery terminals in order to operate gaming machines in West Virginia.

The description of the Agreement set forth above is qualified by reference to the Agreement filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.05               Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective April 20, 2006, Penn National Gaming, Inc. (the “Company”) amended its Code of Business Conduct (the “Code”) to add an additional alternative for reporting suspected Code violations, namely a confidential toll free hotline that is available around the clock and is staffed by an independent company. The Company also made certain other non-material changes to the Code. The Code, as amended, is applicable to all employees of the Company, including the Company’s principal executive officer, principal financial officer and principal accounting officer. As of April 20, 2006, the amended Code is available on the Company’s website. The Code, as amended, will also be included in the Company’s Employee Guidance Manual, which is distributed to all employees.

The description of the amendment to the Code set forth above is qualified by reference to the Code, as amended, filed herewith as Exhibit 14.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	Agreement dated April 7, 2006 by and between PNGI Charles Town Gaming Limited Liability Company and the West Virginia Union of Mutuel Clerks, Local 553, Service Employees International Union, AFL–CIO.

14.1	Penn National Gaming, Inc. Code of Business Conduct, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 24, 2006		PENN NATIONAL GAMING, INC.

	By:	/s/ Robert S. Ippolito
Robert S. Ippolito
Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement dated April 7, 2006 by and between PNGI Charles Town Gaming Limited Liability Company and the West Virginia Union of Mutuel Clerks, Local 553, Service Employees International Union, AFL–CIO.

14.1	Penn National Gaming, Inc. Code of Business Conduct, as amended.